                                                                      EXHIBIT 99
Cognigen Networks, Inc.             NEWS RELEASE

7001 Seaview Avenue, NW, Suite 210              For Immediate Release, 12:05AM/EST
WWW.COGNIGEN.COM                                Thursday, February 19, 2004

Cognigen Networks,  Inc. Announces  Financial Results For Quarter and Six Months
Ended December 31, 2003: Net Income Is Positive and Operating Expenses Decrease

SEATTLE,  February 19  /PRNewswire-First  Call/ -- Cognigen Networks,  Inc. (OTC
Bulletin  Board:  CGNW- news),  the Seattle based  Internet-enabled  marketer of communications services,  reseller and facilities based carrier, today announced financial  results for the three and six month periods ended  December 31, 2003.
Complete  unaudited  details can be obtained from the  Quarterly  Report on Form
10-QSB that Cognigen will file today with the SEC, which may be accessed through
Edgar Online and similar services.

Cognigen's  CFO,  Gary L.  Cook,  stated,  "Our  fiscal  year's  second  quarter operating  results show positive net income  coupled with a slight  reduction in operating  expenses.  For the quarter ended December 31, 2003, Cognigen reported net income of $236,983  compared to net income of $245,014  for the same quarter in 2002.  Results for the six months ended December 31, 2003, show net income of
$44,083  compared to net income of $299,148 for the same period in 2002.  On the revenue side,  quarter to quarter  comparisons  with fiscal year 2002,  reveal a reduction  in total  revenue  of  $5,273  in  2003.  Part of this  shortfall  is attributable to a drop-off in revenue due to defaulted  commission payments from certain former vendors.  Marketing  commissions decreased by 26% from $1,652,960 for the quarter ended  December 31, 2002, to $1,229,612  for the same quarter in
2003. Concurrently,  telecommunications revenue increased by 53% from $1,040,896 for the quarter ended  December 31, 2002, to $1,594,118  for the same quarter in
2003. The decrease in marketing  commissions and increase in  telecommunications revenue  is  largely  a result  of the  strategic  transition  in the  Company's business  profile and  delivery of products  and  services.  More  products  and services  sold are now  proprietary  whereby  the end user  revenue is  recorded versus only a commission  on the end user revenue for products and services sold of other vendors.  Income per common  share-basic and diluted-was  $0.02 for the quarter ended December 31, 2003, and slightly  positive for the six months ended
December 31, 2003."

Thomas S. Smith, Cognigen's president and CEO, commented, "We are gratified with our return to positive net income for the quarter, and with what appears to be a leveling  off of the rate of revenue  loss.  Cognigen's  mission is to achieve a greater  rate of growth and market  share.  If  Cognigen  is  successful  in its mission, it should lead to improved  profitability.  To attempt to realize these goals we are expanding our offerings of bundled local and long distance service, and improving our cost competitive menu of business  services.  Offerings of new and improved  Internet  access service,  conference  calling and T-1 systems are being  made  available  on our  websites.  These  will  provide  our  network of independent  agents  with a broader  array of  products  and  services  to reach existing  residential  customers and to attract new and higher  volume  business subscribers through competitive  pricing.  This is being accomplished as we take further steps to reduce operating costs and improve productivity."

About Cognigen

Cognigen Networks,  Inc., based in Seattle,  Washington,  offers a wide range of telecommunication  services  and related  technology  products via its Web site,
HTTP://WWW.COGNIGEN.COM.    Cognigen's   robust   marketing   engine   harnesses
distribution  channels  featuring a prominent  Internet  presence,  a network of
independent  agents  and  several  affiliate  groups,   each  having  their  own
customized Web site. Cognigen's agent initiated sales as well as those generated directly off its main website are fulfilled via proprietary  software  utilizing the  Internet.  Cognigen  resells the services of industry  leaders such as AT&T
Wireless,  Sprint,  Verizon,  MCI, Global Crossing,  and Talk America.  Cognigen
operates a wholly owned subsidiary, Cognigen Switching Technologies (CST), based in San Luis Obispo,  California,  and Cognigen Resale  Division (CRD),  based in
Seattle.  CST is an FCC licensed  international and interstate  facilities based carrier.  Cognigen is a licensed reseller or applicant for certification of long distance telephone service in a number of states. CST is licensed as a CLEC in 3 states. Since September of 1999, Cognigen has sold, on behalf of its vendors and for its own account,  services and products to approximately  760,000  customers worldwide.

                             Cognigen Networks, Inc.

Unaudited Consolidated Statements of Operations

                                                            Three Months Ended            Six Months Ended
                                                               December 31,                  December 31,
                                                        --------------------------    --------------------------
                                                           2003            2002          2003           2002
                                                        -----------    -----------    -----------    -----------
                                                         Unaudited      Unaudited      Unaudited      Unaudited
Revenue
  Marketing commissions .............................   $ 1,229,612    $ 1,652,960    $ 2,622,971    $ 3,294,629

  Telecommunications ................................     1,594,118      1,040,896      2,817,360      1,904,173

  Other .............................................        (6,944)       128,203            432        339,847
                                                        -----------    -----------    -----------    -----------
   Total revenue ....................................     2,816,786      2,822,059      5,440,763      5,538,649
                                                        -----------    -----------    -----------    -----------

Operating expenses
  Marketing commissions .............................       743,981      1,051,098      1,644,369      2,207,086
  Telecommunications ................................       797,253        518,045      1,500,683        992,236
  Selling, general and
   administrative ...................................     1,005,298        963,625      2,184,617      1,949,342
  Depreciation and amortization .....................        21,565         40,881         44,801         83,403
                                                        -----------    -----------    -----------    -----------
   Total operating expenses .........................     2,568,097      2,573,649      5,374,470      5,232,067
                                                        -----------    -----------    -----------    -----------

Income from operations ..............................       248,689        248,410         66,293        306,582
Interest expense ....................................       (11,706)        (3,396)       (22,210)        (7,434)
                                                        -----------    -----------    -----------    -----------

Income before income taxes ..........................       236,983        245,014         44,083        299,148

Income taxes ........................................          --             --             --             --
                                                        -----------    -----------    -----------    -----------

Net income ..........................................   $   236,983    $   245,014    $    44,083    $   299,148

Preferred dividends .................................       (10,000)        (8,225)       (20,000)        (8,225)
                                                        -----------    -----------    -----------    -----------

Net income attributable to
  common shareholders ...............................   $   226,983    $   236,789    $    24,083    $   290,923
                                                        ===========    ===========    ===========    ===========

Income (loss) per common share-
  basic and diluted .................................   $       .02    $       .03    $       .00    $       .03
                                                        ===========    ===========    ===========    ===========

Weighted average number of
 common shares outstanding -
 basic and diluted ..................................     9,553,972      9,107,752      9,553,972      9,081,104
                                                        ===========    ===========    ===========    ===========

The information herein contains forward-looking statements,  including,  without limitation,  statements relating to Cognigen Networks, Inc. and its wholly owned subsidiary,  Cognigen Switching Technologies, Inc. Although the Company believes
that  the  expectations   reflected  in  the   forward-looking   statements  are
reasonable,  no assurance can be given that such  expectations  will prove to be correct.  The  forward-looking  statements  involve risks and uncertainties that affect the Company's  business,  financial  condition and results of operations, including  without  limitation,  the  Company's  possible  inability  to  obtain additional financing,  lack of agent growth, the possible loss of key personnel, rate  changes,  fee policy or  application  changes,  technological  changes and increased competition. Many of these risks are beyond the Company's control. The
Company is not entitled to rely on the safe harbor  provisions of Section 27A of the  Securities  Act of 1933,  as  amended,  or  Section  2lE of the  Securities
Exchange Act of 1934, as amended, when making forward- looking statements.

Source:     Cognigen Networks, Inc.

Contact:    David L. Jackson
            Cognigen Networks, Inc.
            925.299.9122 voice
            925.299.9334 fax
            Jackson-d@ld.net  email